Exhibit 10.2

FOURTH Amendment to
AMENDED AND RESTATED Loan and security agreement

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 28th day of February, 2022, by and among SILICON VALLEY BANK, a California corporation (“Bank”), RESEARCH SOLUTIONS, INC., a Nevada corporation (“Research Solutions”), and REPRINTS DESK, INC., a Delaware corporation (“Reprints”; together with Research Solutions, individually and collectively, jointly and severally, “Borrower”).

Recitals

A.Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of December 31, 2017 (as amended, modified, supplemented or restated from time to time, the “Loan Agreement”).
B.Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.
D.Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.Amendments to Loan Agreement.
2.1Section 2.7 (Payment of Interest on the Credit Extensions).  Section 2.7(a) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(a)Interest Rate.  Subject to Section 2.7(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to (a) at all times when a Streamline Period is in effect, the greater of (i) one percent

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(1.00%) above the Prime Rate and (ii) five percent (5.00%), and (b) at all times when a Streamline Period is not in effect, the greater of (i) one and one half of one percent (1.50%) above the Prime Rate and (ii) five and one half of one percent (5.50%), which interest shall be payable monthly in accordance with Section 2.7(e) below.

2.2Section 2.8 (Fees).  Section 2.8 of the Loan Agreement is hereby amended by deleting Section 2.8(c) in its entirety and replacing it with the following:

(c)Termination Fee. Upon termination of this Agreement or the termination of the Revolving Line for any reason prior to the Revolving Line Maturity Date, in addition to the payment of any other amounts then-owing, a termination fee in an amount equal to (i) 2.0% of the Maximum Dollar Amount if such termination occurs prior to the first anniversary of the Fourth Amendment Effective Date, or (ii) 1.0% of the Maximum Dollar Amount if such termination occurs on or at any time after the first anniversary of the Fourth Amendment Effective Date provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from Bank;

2.3Section 2.8 (Fees).  Section 2.8 of the Loan Agreement is hereby amended by adding clause (g) immediately after clause (f) therein as follows:

(g)Fourth Amendment Anniversary Fee.  A fully earned, non-refundable anniversary fee of Twelve Thousand Five Hundred Dollars ($12,500) (the “Fourth Amendment Anniversary Fee”) is earned as of the Fourth Amendment Effective Date and is due and payable on the earlier to occur of (i) the one (1) year anniversary of the Fourth Amendment Effective Date, (ii) the termination of this Agreement, or (iii) the occurrence of an Event of Default.

2.4Section 6.9 (Financial Covenants).  Section 6.9(b) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following

(b)Reserved.

2.5Section 13 (Definitions).
(a)The following defined terms and their definitions set forth in Section 13.1 of the Loan Agreement are hereby amended by deleting them in their entirety and replacing them with the following:

“Obligations” are Borrower’s obligations to pay when due any debts, principal, interest, fees, Bank Expenses, the Termination Fee, the Anniversary Fee, the Second Amendment Anniversary Fee, the Fourth Amendment Anniversary Fee, and other amounts Borrower owes to Bank now or later, whether under this Agreement, the other Loan Documents, or otherwise, including, without limitation, all obligations relating to Bank Services and interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and to perform Borrower’s duties under the Loan Documents.

“Revolving Line Maturity Date” is February 28, 2024.

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“Streamline Period” is, provided no Event of Default has occurred and is continuing, the period commencing on the first day of the second calendar month following a Testing Month in which Borrower achieves an Adjusted Quick Ratio equal to or greater than 1.45 to 1.0 (the “AQR Requirement”) and continuing in effect thereafter until (i) Borrower fails to achieve the AQR Requirement in any Testing Month or (ii) a Default or Event of Default has occurred and is continuing. As an example, assuming no Default or Event of Default has occurred or does occur, if Borrower achieves the AQR Requirement for October 2022, the Streamline Period will go into effect on December 1, 2022 (since Bank receives Borrower’s October financial reporting in November). If Borrower subsequently fails to achieve the AQR Requirement for December 2022, but satisfies the AQR Requirement for January 2023, a new Streamline Period will go into effect on March 1, 2023.

(b)The following defined terms are hereby added to Section 13.1 of the Loan Agreement in alphabetical order:

“Fourth Amendment Anniversary Fee” is defined in Section 2.8(g).

“Fourth Amendment Effective Date” is February 28, 2022.

(c)The terms “Net Income” and “Tangible Net Worth” and their definitions are hereby deleted from Section 13.1 of the Loan Agreement.
3.Compliance Certificate.  The Compliance Certificate appearing as Exhibit B to the Loan Agreement is deleted in its entirety and replaced with the Compliance Certificate attached as Exhibit B attached hereto.
4.Limitation of Amendments.
4.1The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
4.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.3In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle the Bank to exercise all rights and remedies provided to the Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

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5.Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
5.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
5.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
5.3The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
5.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
5.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
5.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
5.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
6.Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

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7.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
8.Post-Closing Condition.  Unless otherwise provided in writing, within thirty (30) days of the date hereof, Bank shall have received, in form and substance satisfactory to Bank (a) evidence that the insurance policies and endorsements required by Section 6.7 of the Loan Agreement are in full force and effect, together with appropriate evidence showing lender loss payable, waiver of subrogation and additional insured clauses or endorsements in favor of Bank, and (b) duly executed updated Perfection Certificates by each Borrower.
9.Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) the due execution and delivery to Bank of that certain Addendum to Intellectual Property Security Agreement by Research Solutions in favor of Bank, dated of even date herewith, and (c) payment of (i) the Second Amendment Anniversary Fee in the amount of Twelve Thousand Five Hundred Dollars ($12,500), and (ii) Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK
SILICON VALLEY BANK
By:____________________________ Kelly Pedersen Vice President

BORROWER RESEARCH SOLUTIONS, INC. By:____________________________ William Nurthen Chief Financial Officer and Secretary REPRINTS DESK, INC.
By:____________________________ William Nurthen Chief Financial Officer and Secretary

[Signature Page to Fourth Amendment to Amended and Restated Loan and Security Agreement]

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EXHIBIT B
COMPLIANCE CERTIFICATE

TO:SILICON VALLEY BANKDate:

FROM:  RESEARCH SOLUTIONS, INC. and REPRINTS DESK, INC.

The undersigned authorized officer of RESEARCH SOLUTIONS, INC. (“Research Solutions”) and REPRINTS DESK, INC., (“Reprints”; together with Research Solutions, individually and collectively, “Borrower”) certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings	Streamline Period not in effect: Weekly and with each Advance request; Streamline Period in effect: Monthly within 7 days and with each Advance request	Yes No
Borrowing Base Reports	Streamline Period not in effect: Weekly and with each Advance request; Streamline Period in effect: Monthly within 7 days and with each Advance request	Yes No
Board approved projections	FYE within 30 days and as amended/updated	Yes No

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The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”) ____________________________________________________________________________

Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Minimum Adjusted Quick Ratio	1.15:1.0	_____:1.0	Yes No

Performance Pricing		Applies

AQR ≥ 1.45 to 1.0	Prime + 1.00%, 5.00% Floor	Yes No
AQR < 1.45 to 1.0	Prime + 1.50%, 5.50% Floor	Yes No

Streamline Period		Applies

AQR ≥ 1.45 to 1.0	Streamline Period in Effect	Yes No
AQR < 1.45 to 1.0	Streamline Period not in Effect	Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

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RESEARCH SOLUTIONS, INC. By: Name: Title: REPRINTS DESK, INC. By: Name: Title:

BANK USE ONLY

Received by: _____________________

authorized signer

Date: _________________________

Verified: ________________________

authorized signer

Date: _________________________

Compliance Status:Yes No

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Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Agreement, the terms of the Agreement shall govern.

Dated:____________________

I.Adjusted Quick Ratio (Section 6.9(a))

Required:1.15:1.00

Actual:

A.	Aggregate value of the unrestricted and unencumbered cash and cash equivalents of Borrower and its Subsidiaries maintained with Bank	$
B.	Aggregate value of the net billed accounts receivable of Borrower and its Subsidiaries	$
C.	Quick Assets (the sum of lines A and B)	$
D.	Aggregate value of Obligations to Bank	$
E.

Aggregate value of liabilities of Borrower and its Subsidiaries (including all Indebtedness) that matures within one (1) year and current portion of Subordinated Debt permitted by Bank to be paid by Borrower less the current portion of Deferred Revenue and less the current portion of accrued lease liabilities

$
F.	Current Liabilities (the sum of lines D and E)	$
G.	Adjusted Quick Ratio (line C divided by line F)

Is line G equal to or greater than 1.15:1:00?

No, not in compliance   Yes, in compliance

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